Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit furnished pursuant to Item 12:

99.1     Press Release of the Registrant.

ITEM 12.    RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 27, 2004 Micromuse Inc. issued a press release announcing that the Nasdaq Listing Qualifications Panel granted Micromuse’s request for continued listing on the Nasdaq National Market with an extension of time up to and including May 17, 2004 to file its 10-K for the fiscal year ended September 30, 2003 and its Forms 10-Q for the quarters ended December 31, 2003 and March 31, 2004 as more fully summarized in the press release furnished with this Form 8-K as Exhibit 99.1.

Exhibit 99.1 and other information included in this Form 8-K are furnished solely pursuant to Item 12 of Form 8-K and shall not be (i) subject to Section 18 of the Securities Exchange Act of 1934, as amended, or Sections 11 or 12 of the Securities Act of 1933, as amended, or deemed incorporated by reference into a registration statement, proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in that filing (except as shall otherwise be expressly set forth by specific reference in such a filing); or (ii) subject to Item 10 of Regulation S-K except as specifically required under the instructions to Item 12 of Form 8-K.

Other information provided through any internet addresses or links noted in the press release furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC. (Registrant)

Date: April 27, 2004	By:	/s/ JAMES B. DE GOLIA

Name: James B. De Golia Title: Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release dated April 27, 2004 of the Registrant.

3